Exhibit 10.38

FIRST AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of December 29, 2006, by and between DQE FINANCIAL CORP., a Delaware corporation (“Seller”), and BLUE WOLF ENERGY HOLDINGS LLC, a Delaware limited liability company (“Purchaser”).

RECITALS:

WHEREAS, Seller and Purchaser are parties to that certain Membership Interest Purchase Agreement dated as of November 22, 2006 relating to Montauk Energy Capital, LLC (the “Purchase Agreement”);

WHEREAS, prior to the Closing, Seller and Purchaser desire to update certain of the schedules to the Purchase Agreement, reduce the Unadjusted Purchase Price, and amend the mechanism for determining the Preliminary Purchase Price; and

WHEREAS, prior to the Closing, Seller and Purchaser desire to amend the Purchase Agreement to reflect the items described above, all upon the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the Parties, intending to be legally bound hereby, agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein have the meanings ascribed to them in the Purchase Agreement.

2. Update of Schedules. The Parties hereby agree to restate Schedule 4.2, Schedule 4.4, Schedule 4.6(a), Schedule 4.8, Schedule 4.20, Schedule 4.21 and Schedule 8.15 of the Purchase Agreement and to replace such schedules, respectively, with the schedules attached hereto as Exhibit A marked as “Schedule 4.2,” “Schedule 4.4,” “Schedule 4.6(a),” “Schedule 4.8,” “Schedule 4.20,” “Schedule 4.21” and “Schedule 8.15.”

3. Purchase Price Adjustment. The definition of “Unadjusted Purchase Price” in Section 1.1 of the Purchase Agreement is hereby reduced by $4,500,000 (i.e., from $116,600,000 to $112,100,000). In consideration of such reduction, Purchaser hereby waives any right to make an indemnification claim against Seller or its Affiliates in connection with or relating to (i) the cost of insurance relating to the Companies’ ownership of approximately 53 vehicles; (ii) the cost of the Companies’ errors and omissions (E&O) insurance; or (iii) delays in the improved cash flow from operations generated by Magellan-Montauk LFG, LLC.

4. Put Amendments.

(a) Section 1.1 of the Purchase Agreement is hereby amended by adding the following defined terms thereto:

““Put Purchase Price” means $17,000,000.”

(b) Section 2.6(b)(iv) of the Purchase Agreement is hereby amended in its entirety to read as follows:

“(iv) Put Options. The portion of the Purchase Price payable at the Closing pursuant to Section 2.3 hereof will be reduced, on a dollar-for-dollar basis, by fifty percent (50%) of the Put Purchase Price.”

6. No Other Amendment. All other provisions of the Purchase Agreement not specifically referenced in this Amendment shall remain in full force and effect.

7. Entire Agreement. The Purchase Agreement, as amended by this Amendment, constitutes the entire agreement between the Parties with respect to the subject matter thereof and together supersede all prior agreements and understandings, whether oral or written, between the Parties with respect to the subject matter thereof.

8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its conflicts of law principles.

9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument. Signatures on this Amendment transmitted by facsimile shall be deemed to be original signatures for all purposes of this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the date first above written.

DQE FINANCIAL CORP.

By:	/s/ John R. Schmitt
John R. Schmitt, Vice President

BLUE WOLF ENERGY HOLDINGS LLC

By:
Adam Blumenthal, Manager

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the date first above written.

DQE FINANCIAL CORP.

By:
John R. Schmitt, Vice President

BLUE WOLF ENERGY HOLDINGS LLC

By:	/s/ Adam Blumenthal
Adam Blumenthal, Manager